FCX Freeport-McMoRan | Cu Copper | Au Gold

3rd Quarter 2006 Earnings Conference Call

James R. Moffett
Chairman of the Board

Richard C. Adkerson
President and Chief Executive Officer

Kathleen L. Quirk
Senior Vice President, Chief Financial Officer

Mark J. Johnson
Senior Vice President and Chief Operating Officer

October 17, 2006

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected treatment charge rates, projected operating cash flows, the impact of copper and gold price changes, and the impact of changes in deferred intercompany profits on earnings. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. The declaration and payment of dividends is at the discretion of the company's Board of Directors and will depend on the company's cash flows and financial position, copper and gold prices and general economic and market conditions. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, Indonesian political risks, weather-related risks, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2005, and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and cathode cash unit cost per pound of copper. As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are provided in our press release distributed October 17, 2006.

3rd Quarter Highlights

Operating Data	3Q06	9-month 2006
Copper		
Volumes *(mm lbs)*	324	769
Realization *(per lb)*	$3.43	$3.38
Gold		
Volumes *(000's ozs)*	478	1,229
Realization *(per oz)*	$609	$597 (1)

Financial Results (in millions, except per share amounts)		
Net Income	$351 (2)	$970 (3)
Diluted Earnings Per Share	$1.67 (2)	$4.64 (3)
Operating Cash Flows	$693	$1,068 (4)
Capital Expenditures	$68	$178

(1) $541/oz. after revenue adjustment for Gold Preferred redemption

(2) Includes losses of $35.9 million ($0.16/share) on debt reductions, offset by $21.1 million ($0.10/share) in non-operating gains at Atlantic Copper

(3) Includes losses of $74.0 million ($0.33/share) on debt reductions and $29.7 million ($0.13/share) in gains on asset sales

(4) Includes $300 million reduction for working capital uses

Positive Markets



000's Metric Tons
Cents Per Pound
2,000
1,750
1,500
1,250
1,000
750
500
250
0
400
350
300
250
200
150
100
50
0
LME Copper Price
LME & COMEX Exchange Stocks*
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price



$ per oz.
$725
$625
$525
$425
$325
$225
ECB Announcement
Producer Hedging Announcements
Sept. 11 Attacks on U.S.
Prior to Iraqi Conflict
Dec-98
Jun-99
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06

2006 Financial Transactions

- **Common Dividends – $559 Million ($2.94/Share)**
- **Share Purchases – $100 Million ($49.94/Share)**
- **Debt Reduction – $481 Million**
  - **Net Debt at 9/30/06 = $76 Million**

Total Debt Reduction and Shareholder Returns = $1.1 Billion

Financial Transactions Since 12/31/02*


($ in millions)
Financial Transactions
Total $3.2 Billion
$1,714
$1,252
Supplemental
56%
$3.75/share
Regular
44%
$3.06/share
$279
7.8 Million Shares
@ $36.05
Debt Reductions
Common Dividends
Open Market
Share Purchases

* Through 3Q06

Significant Debt Reduction

($ in billions)


FCX Ending Net Debt (1)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.9
$0.08
2000
3Q06

(1) Debt and commodity preferreds net of cash and restricted investments. Includes $253 million of debt guaranteed in 2000 which was subsequently assumed and repaid.

Full Year Outlook

- **Sales of 1.2 Billion lbs. Copper, 1.7 Million ozs. of Gold**
- **Continuation of Strong Cash Flows**
- **At Prices of $3.25/lb. Copper and $575/oz. Gold in 4Q06, Full Year Operating Cash Flows Would Approximate $1.7 Billion (Over $600 Million in 4Q Operating Cash Flows)[1]**
  - **Year-end Cash Requirements**
    - **10⅛% Call in February 2007**
    - **Working Capital**
  - **Excess Cash Expected to Exceed $500 Million in 4Q [2]**

[1] Each 10¢ change in copper in balance of the year would impact this estimate by approximately $20 MM, and each $25/oz change in gold in balance of the year would have an approximate $6 MM impact.

[2] Net of Capital Expenditures, Scheduled Debt Payments, Regular Dividends and Other Requirements

NOTE: Amounts are projections; see cautionary statement.

3Q06 Grasberg Pit Operations


Accelerated timing
of high-grade gold ore
from Pushback 6E
6N
6E
7S
1 million tonnes
@ 5 g/t Au
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

3Q06 Grasberg mining rates averaged 725,000 t/d, second-highest quarter

2006 Outlook
Quarterly Payable Metal Sales

PT-FI's share of Copper
1.2 billion pounds



500
400
300
200
100
0
Pounds in millions
225
220
324
415
65%
35%
1Q06
2Q06
3Q06
4Q06
Actual
Estimate

PT-FI's share of Gold
1.7 million ounces



625
500
375
250
125
0
Ounces in thousands
472
278
478
470
72%
28%
1Q06
2Q06
3Q06
4Q06
Actual
Estimate

Unit Production Costs

(per pound of copper)

	1H06	3Q06	2006e (1)
Cash Unit Costs			
Site Production & Delivery	$1.23	$1.10	$1.03
Royalties	0.09	0.11	0.11
Treatment Charges	0.43	0.44	0.41
Gold/Silver Credits	(1.07)	(0.95)	(0.85)
Net Cash Unit Costs	$0.68	$0.70	$0.70

(1) Estimate based on 2006 volumes of 1.2 billion pounds of copper and 1.7 million ounces of gold with pricing of $3.25/lb. copper and $575/oz. gold in 4Q06.

e = estimate. Amounts are projections. See Cautionary Statement.

Grasberg Mine

2Q06


8N
8E
6N
6S
6E
8S
7S


6E


7S

N

- *Pushbacks 6N & 6E will provide the majority of the metal in 2006 and 2007.*
- *Pushback 7S will provide the majority of the metal in 2008.*

Mining Sequence in 2006

Copper Equivalent Cross Section


A
B
PT-FI mined out 6S in 1Q06 and 6N continues as the primary ore pushback in the balance of 2006
7S
6N
End 2005
4Q06
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2007

Copper Equivalent Cross Section


A
B
Following mine-out of a relatively small amount of high-grade ore from 6N in 2007, 7S will be the Primary Ore Pushback
7S
End 2006
6N*
2007
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

** Revised mine plan results in a deferral of a relatively small amount of high-grade ore from 6N with significant metal content*

Mining Sequence in 2008

Copper Equivalent Cross Section



A
B
7S is the Primary Ore Pushback in 2008
7S
End 2007
2008
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2009

Copper Equivalent Cross Section



A
B
7S & 8E are the Primary Ore Pushbacks in 2009
End 2008
7S
2009
Grasberg Plan View
B
8E
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2010

Copper Equivalent Cross Section



A
B
8E is the Primary Ore Pushback in 2010
End 2009
8E
2010
Grasberg Plan View
B
8E
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

PT-FI Mine Plan
PT-FI's Share of Metal Sales, 2006e-2010e

Copper, billion lbs — Gold, million ozs

2006e – 2010e PT-FI Share
Total: 6.2 billion lbs
Annual Average: 1.24 billion lbs

2006e – 2010e PT-FI Share
Total: 9.3 million ozs
Annual Average: 1.9 million ozs



1.2
1.7
1.1
1.8
1.4
1.9
1.2
1.8
1.3
2.1
2006e
2007e
2008e
2009e
2010e

e = estimate. Amounts are projections; see cautionary statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

FCX Operating Cash Flows (Annual Avg. 2007e-2010e) at Varying Copper & Gold Prices

($ in millions, except copper and gold prices)



$2,000
$1,500
$1,000
$500
$0
Operating Cash Flows
2007e-2010e Avg.
$1.50
$2.00
$2.50
$3.00
$500
Copper Sensitivities
$400
$500
$600
$700
$2.00
Gold Sensitivities

* 4-year average based on 2007-2010 copper and gold sales averaging 1.25 billion pounds and 1.9 million ounces with prices as noted for 2007 through 2010. Assuming $3.25/lb copper and $575/oz gold in the fourth quarter of 2006, 2006 operating cash flows would approximate $1.7 billion.

e = estimate. Amounts are projections; see cautionary statement.

FCX Capital Expenditures

($ in millions)



2006e – 2010e Annual Average ~ $215 Million
Long-term Projects*
$143
$250
$250
$215
$200
$170
$120
$120
$110
$105
$80
2005
2006e
2007e
2008e
2009e
2010e

e = estimate. Amounts are projections; see cautionary statement.

** Includes PT-FI's share of capital expenditures for Common Infrastructure, DOZ Expansions, Grasberg Block Cave Spur & Development and Big Gossan.*

NOTE: Planned capital subject to change pending ongoing studies to optimize open pit and underground operations.

FCX Debt Maturities

($ in millions)



$1,000
$800
$600
$400
$200
$0
September 30, 2006
Total Debt $ 775
Less Cash ($699)
Total After Cash $ 76
$59
$55
$14
$14
$282
10⅛% Senior Notes
Callable 1Q07
$11
$340
6⅞% Senior Notes
2006
2007
2008
2009
2010
2011
Thereafter
Equipment Loans
Atlantic Copper
Senior Notes
Convertible Notes

Development Projects

- DOZ Expansions
- Common Infrastructure
- On-going Mill Optimization
  - High Pressure Grinding Rolls
- Big Gossan

DOZ Underground Mine

- Consistently operated in excess of nameplate capacity
- Expansion to 50K t/d on track for completion in mid-2007
- Anticipate further expansion to 80K t/d

Production Profile (000's t/d)



Original 1998 Feasibility (25K)
Actual/Projected
Potential 80K Expansion
($80MM capital, aggregate)
50K Expansion under way
($62MM capital, aggregate)
35K Expansion
(completed 1Q03)
25K Development
($250MM capital, aggregate)
2 2 7 6 14 22 21 41 25 44 25 42 25 46 25 51 25 65 25 72 25 83
2000 2001 2002 2003 2004 2005 2006e 2007e 2008e 2009e 2010e

Common Infrastructure

Access to Underground Reserves



Grasberg UG
Grasberg Pit
2H 2007
Complete tunnel to Grasberg BC
Begin mine development & other facilities
Grasberg Block Cave "Spur"
Kucing Liar
Kucing Liar "Spur"
Amole
Elevation: 2,900 meters
MLZ
Deep MLZ
ESZ
DOZ
Big Gossan
Lower access to Big Gossan initiated (currently at BG terminal)
MLA
Dom BC
Dom Pit
Mill
Sept 2006
3.6 km* from the Portal
(initiated Grasberg BC spur development)
Elevation: 2,500 meters
Common Infrastructure
COW A Ore Bodies
Plan View
N
Portals
(Ridge Camp)
2004
Portal construction started (April)
Tunnel development started (July)

* represents the distance from the portal and not indicative of total development meters

Operational Experience

Proven Underground Record


GBT
(depleted)
IOZ
(depleted)
ESZ
DOZ
(operating)
MLZ
Deep
MLZ
Ertsberg East


1980's
1990's
2000's
Future

The GBT block cave mine, operating in the 1980s, peaked at 30,000 t/d.

After a 10 year life beginning in the 1990's, the IOZ was depleted after producing almost 30% more Cu & Au than initial reserve estimates.

The DOZ, one of the world's largest underground mines, has consistently exceeded expectations.

These successes are invaluable as we develop the massive Grasberg and Kucing Liar underground ore bodies.

Longer Range Mine Plan Studies

- Analyzing long range mine plans to assess the optimal design of the Grasberg pit, which may affect the timing of the Grasberg underground block cave.
- Incorporating latest geological model, geotechnical studies, costs and other economic factors into our analysis. Previous plans contemplated transition from pit to underground in 2015.
- Common Infrastructure Project provides flexibility to consider alternatives to accelerate production from the Grasberg underground block cave.
- Success of the DOZ gives PT-FI great confidence in developing and operating large scale underground projects.
- Expect to complete current studies by year-end 2006.

Financial Policy

- Maintain Strong Balance Sheet and Financial Flexibility
- Maintain Regular Quarterly Dividend That Can Be Sustained Within Broad Range of Commodity Prices
- In Periods of High Commodity Prices, Supplement Regular Dividend With Special Dividends/Share Purchases

Average Annual Cash Flows at $3.00/$600

($ in billions)



$2.0
Operating Cash Flow
$1.47 Billion Excess Cash Flow*
$0.5
Minority Distribution
Preferred Dividend
Debt Maturities
Capital Expenditures
Sources
Uses

* Before Common Dividends, Share Purchases, Debt Prepayment (Regular Common Dividend approximates $246 million per annum)

NOTE: Based on 2007-2010 copper and gold sales averaging 1.25 billion pounds and 1.9 million ounces.
e = estimate. Amounts are projections; see cautionary statement.

Historical Shareholder Returns

- **$1.6 Billion in FCX Open Market Purchases Since 1995 Spin-off**
  - **82 Million Shares in Open Market Purchases at an Average Price of $19.42 per Share Since Inception**
- **$2.6 Billion in Common Stock Dividends Since 1988**
  - **$1.25 Billion Since 2003**

$4.2 Billion in Total

Long Track Record for Returning Cash to Shareholders

NOTE: In addition, FCX acquired 23.9 million shares from Rio Tinto in 1Q04 for $36.85 per share using proceeds from the issuance of convertible perpetual preferred stock

Summary

- Strong Cash Flow Generator
- Long-lived Reserves
- Unhedged Exposure to Copper & Gold Markets
- Strong Balance Sheet/Enhanced Shareholder Returns
- Attractive Valuation